UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2026

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5     Corporate Governance and Management
Item 5.07    Submission of Matters to a Vote of Security Holders

On May 21, 2026, Compass Diversified Holdings (the “Trust”) and Compass Group Diversified Holdings LLC (the “Company”) (NYSE: CODI) (collectively “CODI”) held their 2026 Annual Meeting of Shareholders (the “Annual Meeting”), via virtual webcast. A total of 75,235,966 shares of the Company’s common stock were entitled to vote as of March 24, 2026, the record date for the Annual Meeting. There were 63,813,873 shares present in person or by proxy, constituting a quorum, at the Annual Meeting, at which the shareholders were asked to vote on three (3) proposals. Set forth below are the matters acted upon by the shareholders and the final voting results of each such proposal.

Proposal 1. Election of Directors
With respect to the election of the following nominees as directors of the Company to hold office for a one-year term, ending at the 2027 Annual Meeting, the shareholders voted as set forth in the table below:

Director Nominees	For	Withheld	Broker Non-Vote

Larry L. Enterline	43,273,196	8,585,311	11,955,366
Harold S. Edwards	46,532,954	5,325,553	11,955,366
Eugene L. Kim	43,476,302	8,382,205	11,955,366
Heidi Locke Simon	45,436,014	6,422,493	11,955,366
Nancy B. Mahon	42,723,367	9,135,140	11,955,366
Glenn R. Richter	43,512,741	8,345,766	11,955,366
Teri R. Shaffer	41,501,430	10,357,077	11,955,366
Based on the votes set forth above, Mr. Enterline, Mr. Edwards, Mr. Kim, Ms. Locke Simon, Ms. Mahon, Mr. Richter and Ms. Shaffer were duly elected to serve as directors of the Company for a one-year term, ending at the 2027 Annual Meeting.

Proposal 2. Advisory Vote Regarding Executive Compensation (“Say-on-Pay”)
With respect to the non-binding, advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement, the shareholders voted as set forth in the table below:

For	Against	Abstain	Broker Non-Vote
40,494,598	5,586,343	5,777,566	11,955,366
Based on the votes set forth above, the shareholders approved the Say-on-Pay proposal.
Proposal 3. Ratification of Selection of Independent Auditor
The ratification of the appointment of Grant Thornton LLP as independent auditor for the Company and the Trust for the fiscal year ending December 31, 2026 received the following votes:

For	Against	Abstain	Broker Non-Vote
54,352,876	2,325,347	7,135,650	—
Based on the votes set forth above, the ratification of the appointment of Grant Thornton LLP as the independent auditor for the Company and the Trust to serve for the 2026 fiscal year was duly ratified by the shareholders.

Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d)    Exhibit.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2026	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Stephen Keller

Stephen Keller
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2026	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Stephen Keller

Stephen Keller
Chief Financial Officer